FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934
Date of Report (Date of earliest event reported) October 27, 2006
ACROSS AMERICA REAL ESTATE CORP.
(Exact Name of Small Business Issuer as specified in its charter)

Colorado	000-50764	20-0003432

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1660 Seventeenth Street, Suite 450, Denver, Colorado 80202
(Address of principal executive offices including zip code)
(303) 893-1003
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934
References in this document to “us,” “we,” or “the Company” refer to Across America Real Estate Corp. and its subsidiaries.
Item 5.03 Amendments to Articles of Incorporation.
See Item 9.01 below.
Item 9.01 Exhibits.

Exhibit
Number	Description
3.5	2006 Articles of Amendment to Articles of Incorporation, Number 2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2006	Across America Real Estate Corp
	By:	/s/ Ann L. Schmitt
Ann L. Schmitt
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.5	2006 Articles of Amendment to Articles of Incorporation, Number 2